UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to

Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

June 3, 2020

IRONWOOD PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34620	04-3404176

(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification Number)

100 Summer Street, Suite 2300
Boston, Massachusetts	02110

(Address of principal
executive offices)	(Zip code)

(617) 621-7722

(Registrant’s telephone number,

including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value	IRWD	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 3, 2020, at the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Ironwood Pharmaceuticals, Inc. (the “Company”), the stockholders of the Company voted on the following proposals:

•	Election of three Class I directors of the Company, each to serve a one-year term;

•	Approval, by non-binding advisory vote, of the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement for the Annual Meeting; and

•	Ratification of the audit committee’s selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2020.

The final voting results for the Annual Meeting are as follows:

1.	The stockholders elected Mark G. Currie, Jon Duane and Mark Mallon as Class I directors, each to serve on the board of directors of the Company for a one-year term until the annual meeting of stockholders to be held in 2021 or until his successor is duly elected and qualified or until his death, resignation or removal, based on the following votes:

Director Nominee	For	Withheld	Broker Non-Votes
Mark G. Currie	131,902,876	650,042	9,615,259

Jon Duane	131,413,060	1,139,858	9,615,259

Mark Mallon	131,887,112	665,806	9,615,259

2.	The stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement for the Annual Meeting, based on the following votes:

For	Against	Abstain	Broker Non-Votes
111,707,853	20,731,164	113,901	9,615,259

3.	The stockholders ratified the audit committee’s selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2020, based on the following votes:

For	Against	Abstain	Broker Non-Votes
139,553,357	2,527,443	87,377	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ironwood Pharmaceuticals, Inc.

Dated: June 8, 2020	By:	/s/ Gina Consylman
Name: Gina Consylman
Title: Senior Vice President, Chief Financial Officer